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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     JULY 2, 2002


                           FREMONT GENERAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


        1-8007                                            95-2815260
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                          2020 SANTA MONICA BOULEVARD
                             SANTA MONICA, CA 90404
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (310) 315-5500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changes Since Last Report)






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ITEM 5.  OTHER EVENTS

     Fremont General Corporation (the "Company") has entered into a definitive agreement dated July 2, 2002 with the California Department of Insurance, under the terms and conditions as outlined in the Company's Form 10-Q for the quarterly period ended March 31, 2002. This agreement allows the Company to self-administer the run-off of its workers' compensation insurance policies currently in force and preserves the Company's net operating loss carryforwards attributable to its discontinued workers' compensation insurance subsidiary. The agreement also obligates the Company to make certain cash contributions to its discontinued workers' compensation insurance subsidiary.

     The Company also entered into a definitive agreement, dated June 28, 2002 and effective July 1, 2002, with Employers Insurance Company of Nevada ("EICN") for the acquisition by EICN of the policy production organization (including approximately 240 employees) and renewal rights of the Company's workers' compensation insurance business. EICN will operate the new business under the name Fremont Employers Insurance Company, which is a wholly owned subsidiary of EICN.

     In its annual report on Form 10-K for the year ended December 31, 2001 including "Item 1. Business - Discontinued Insurance Operations," and "Note P of Notes to Consolidated Financial Statements," and in its quarterly report on Form 10-Q for the quarter ended March 31, 2002 including "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources," the Company provides information on the agreement with the California Department of Insurance and the transition agreement with EICN, respectively, and which are incorporated herein by this reference.

     The agreement with the California Department of Insurance is attached hereto as Exhibit 10.1 and the transition agreement with EICN is attached hereto as Exhibit 10.2.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (a)    Financial statements of business acquired.
          Not applicable

   (b)    Pro forma financial information
          Not applicable

   (c)    Exhibits


EXHIBIT
 NUMBER                            DESCRIPTION
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  10.1    California Department of Insurance Letter Agreement of Run-Off
          and Regulatory Oversight of the Fremont Compensation Insurance Group, Inc. Workers' Compensation Insurance Companies

  10.2 Transition Agreement by and among Fremont Compensation Insurance Group, Inc., Fremont Compensation Insurance Company, Fremont Indemnity Company, Fremont Pacific Insurance Company and Amyniles Insurance Company dated as of May 31, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FREMONT GENERAL CORPORATION



Date:  July 16, 2002                   BY: /s/  PATRICK E. LAMB
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                                       Patrick E. Lamb, Senior Vice President,
                                       Controller and Chief Accounting Officer





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